UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2025

 UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

 Virginia

(State or Other Jurisdiction of Incorporation)

001-00652	54-0414210
(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip code)

(804) 359-9311

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.

On February 10, 2025, Universal Corporation (the “Company”) issued a press release (the “Press Release”) discussing certain preliminary unaudited financial results for the quarter ended December 31, 2024. These preliminary financial results are unaudited, based on currently available information and are not a comprehensive statement of the financial results for this period. Consequently, the preliminary unaudited financial results do not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2024 or its results of operations for the quarter ended December 31, 2024. Actual results may differ from these preliminary unaudited financial results due to developments that may arise between the date of the press release and the time that financial results for the quarter ended December 31, 2024 are finalized. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company previously disclosed in a Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2024, that it entered into a Consent with respect to that certain Credit Agreement, dated December 15, 2022, among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”). Under the Credit Agreement the Company covenants to deliver its quarterly financial statements within 45 days following quarter end (the “Quarterly Financials Covenant”). The Consent provided for, among other things, an extension until December 31, 2024 for delivery by the Company of its quarterly financial statements for the quarter ended September 30, 2024 (the “Second Quarter 2025 Financials”).

The Company also previously disclosed in a Current Report on Form 8-K that was filed with the SEC on December 26, 2024 that it entered into a further Consent with respect to the Credit Agreement that provided for, among other things, an extension until February 14, 2025, for delivery by the Company of the Second Quarter 2025 Financials.

On February 10, 2025, the Company entered into a further Consent (“February Consent”) with respect to the Credit Agreement that provided for, among other things, an extension until June 16, 2025, for delivery by the Company of the Second Quarter 2025 Financials and the financials for the quarter ended December 31, 2024. In connection with the February Consent, the Company paid to each of the lenders who executed such February Consent a consent fee in an amount equal to 0.05% of the sum of (x) such lender’s Commitment (as defined in the Credit Agreement) and (y) the aggregate principal amount of such lender’s outstanding Term Loans (as defined in the Credit Agreement), in each case on February 10, 2025.

Item 8.01	Other Events.

In August 2024, shortly before filing the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, the Company’s management was made aware of embezzlement by a former senior finance employee at the Company’s Mozambique subsidiary, Mozambique Leaf Tobacco Ltda. (“MLT”). The Company promptly commenced an internal investigation regarding these allegations and related matters. As previously reported, with the assistance of outside advisors, the Company’s internal investigation identified approximately $7 million in the aggregate of unauthorized payments during fiscal years 2022 through 2025. In total, the Company has identified approximately $16.7 million in the aggregate of unauthorized payments during fiscal years 2016 through 2025.

With the assistance of outside advisors, the Company continues to work diligently to complete the investigation, including a review of the circumstances and timing around the discovery of the embezzlement, as soon as possible. The Company is currently unable to predict the outcome or time frame for completion of the investigation.

As of the date of this press release, the Company does not believe material adjustments to its previously issued financial statements will be necessary or that the investigation will have a material impact on its financial results for fiscal year 2025. The Company is pursuing sources of recovery, including insurance.

As a result of the ongoing investigation, the process of finalizing financial statements for the second and third quarters of fiscal year 2025 could not be completed on a timely basis. The Company intends to file all required reports as soon as practicable after the conclusion of the investigation. As part of the investigation, management is evaluating its design and effectiveness of internal control over financial reporting. The Company expects to report one or more material weaknesses in its internal control over financial reporting, and the status of its related remediation plan, in its filings to be made after the completion of the investigation.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among other things, these statements include statements regarding the ongoing internal investigation including descriptions of its scope, duration and impact, expectations about the Company’s reporting of its results and filing its Forms 10-Q for the quarters ended September 30, 2024 and December 31, 2024, the potential financial statement impact of the investigated matter, and the preliminary unaudited financial information for the quarter ending December 31, 2024. These forward-looking statements are generally identified by the use of words such as we “expect,” “believe,” “anticipate,” “could,” “should,” “may,” “plan,” “will,” “predict,” “estimate,” and similar expressions or words of similar import. These forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the uncertainty of the ultimate findings of the ongoing internal investigation, as well as the timing of its completion and costs and expenses arising out of the ongoing internal investigation process and its results; the impact of the ongoing internal investigation on us, our management and operations, including financial impact as well as any litigation or regulatory action that may arise from the ongoing internal investigation; the impact of the internal investigation on our conclusions regarding the design and effectiveness of our internal control over financial reporting and our disclosure controls and procedures; our ability to timely and adequately remediate any internal control failures identified from the results of the internal investigation; our ability to regain compliance with the NYSE listing requirements; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; our reliance on a few large customers; our ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of our products and services; costs incurred in providing these products and services including increased transportation costs and delays attributed to global supply chain challenges; timing of shipments to customers; higher inflation rates; changes in market structure; government regulation and other stakeholder expectations; economic and political conditions in the countries in which we and our customers operate, including the ongoing impacts from international conflicts; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying our critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. Please also refer to such other factors as discussed in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and related disclosures in other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release, dated February 10, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: February 10, 2025	By:	/s/ Preston D. Wigner
Preston D. Wigner
Chairman, President and Chief Executive Officer